SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


       Pursuant to Section 13 or 15(d) of the Securities Exchange of 1934



                         Date of Report April 21, 1997


                                    DCX, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



    Colorado                         0-14273                    84-0868815
--------------                    -----------                ------------------
   (State of                      (Commission                  (IRS Employer
incorporation)                    File Number)               Identification No.)



3002 North State Highway 83, Franktown, CO                       80116-0569
------------------------------------------                       ----------
(Address of principal executive offices)                         (Zip Code)



        Registrant's telephone number, including area code (303) 688-6070





                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5, Other Events.

The Company reports that its board of diretors has decided to set a new record date other than close of business on April 30, 1997, for shareholders to vote at the next annual meeting of shareholders. The date will be determined in the near future.

The board of directors has also postponed the annual meeting to an unspecified date in September, 1997. The meeting was originally schedules for June 6. 1997.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             DCX, Inc.
                                             (Registrant)


April 29, 1997                               /S/  FREDERICK G. BEISSER
                                                --------------------------------
                                                      (Signature)
                                                    Frederick G. Beisser
                                                Vice President - Finance &
                                                Administration, Secretary,
                                                Treasurer and Principal
                                                Accounting Officer